Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of July 12, 2012

by and among

SELECT INCOME REIT,
as Borrower,

THE LENDERS PARTY HERETO,
as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

BANK OF AMERICA, N.A.,
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Syndication Agents,
and

PNC BANK, NATIONAL ASSOCIATION,
and
ROYAL BANK OF CANADA
as Documentation Agents

and

WELLS FARGO SECURITIES, LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Joint Lead Arrangers and
Joint Bookrunners

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of July 12, 2012, by and among SELECT INCOME REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of March 12, 2012 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”), and desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)                                 The Credit Agreement is amended by adding the following definition to Section 1.1. thereof in the appropriate alphabetical location:

“2012 Term Loan Agreement” means that certain Term Loan Agreement dated as of July 12, 2012, by and among the Borrower, each of the lenders party thereto, Wells Fargo Bank, National Association, as the administrative agent, and the other parties thereto.

(b)                                 The Credit Agreement is amended by deleting clause (y) of Section 6.1. immediately following clause (z) of Section 6.1. in its entirety.

(c)                                  The Credit Agreement is amended by restating Section 7.13.(a) in its entirety as follows:

(a)                                 Requirement to Become Guarantor.  Within thirty (30) days of any Person becoming a Material Subsidiary (other than an Excluded Subsidiary) after the Agreement Date, the Borrower shall deliver to the Administrative Agent each of the following in form and substance satisfactory to the Administrative Agent: (i) an Accession Agreement executed by such Subsidiary; and (ii) the items that would have been delivered under subsections (vi) through (x) and (xvii) of Section 5.1.(a) if such Subsidiary had been a Material Subsidiary on the Agreement Date; provided, however, promptly (and in any event within 30 days) upon any Excluded Subsidiary ceasing to be subject to the restriction which prevented it from becoming a Guarantor on the Effective Date or delivering an Accession Agreement pursuant to this Section, as the case may be, such Subsidiary shall comply with the provisions of this Section.

(d)                                 The Credit Agreement is amended by restating Section 7.13.(b) in its entirety as follows:

(b)                                 [Reserved.]

(e)                                  The Credit Agreement is amended by deleting the last sentence in Section 7.13.(c) in its entirety.

(f)                                   The Credit Agreement is amended by deleting Section 7.13.(d) in its entirety.

(g)                                  The Credit Agreement is amended by restating Section 9.2.(b) in its entirety as follows:

(b)                                 The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in (i) the 2012 Term Loan Agreement, (ii) an agreement (x) evidencing Indebtedness which (A) the Borrower, such Loan Party or such Subsidiary may create, incur, assume, or permit or suffer to exist without violation of this Agreement and (B)  is secured by a Lien permitted to exist under the Loan Documents, and (y) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into; or (iii) an agreement relating to the sale of a Subsidiary or assets pending such sale, provided that in any such case the Negative Pledge applies only to the Subsidiary or the assets that are the subject of such sale.

(h)                                 The Credit Agreement is amended by restating Section 9.3. in its entirety as follows:

The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary (other than an Excluded Subsidiary) to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than an Excluded Subsidiary) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Borrower or any Subsidiary; (b) pay any Indebtedness owed to the Borrower or any Subsidiary; (c) make loans or advances to the Borrower or any Subsidiary; or (d) transfer any of its property or assets to the Borrower or any Subsidiary; other than (i) with respect to clauses (a) through (d) those encumbrances or restrictions contained in any Loan Document or the 2012 Term Loan Agreement or, (ii) with respect to clause (d), customary provisions restricting assignment of any agreement entered into by the Borrower, any other Loan Party or any Subsidiary in the ordinary course of business.  Notwithstanding anything to the contrary in the foregoing, the restrictions in this Section shall not apply to any provision of any Guaranty entered into by the Borrower, any other Loan Party or any other Subsidiary relating to the Indebtedness of any Subsidiary permitted to be incurred hereunder, which provision subordinates any rights of Borrower, any other Loan Party or any other Subsidiary to payment from such Subsidiary to the payment in full of such Indebtedness.

(i)                                     The Credit Agreement is amended by replacing the “.” at the end of Section 10.1.(d)(iii) with “; or” and adding the following new Section 10.1.(d)(iv):

(iv)                              An Event of Default under and as defined in the 2012 Term Loan Agreement shall occur.

(j)                                    The Credit Agreement is amended by deleting Section 10.1.(m) in its entirety.

(k)                                 The Credit Agreement is amended by restating Section 11.3. in its entirety as follows:

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Section 11.3.                         [Reserved.]

(l)                                     The Credit Agreement is amended by restating 12.7.(c)(viii) in its entirety as follows:

(viii) release any Guarantor from its obligations under the Guaranty except as contemplated by Section 7.13.(c).

Section 2.                                           General Amendments to the Credit Agreement.  Upon the effectiveness of this Amendment, the Administrative Agent, the Issuing Bank, and all of the Lenders confirm and agree that (i) all Liens upon the Collateral granted pursuant to any of the Loan Documents shall be released and of no further force and effect; (ii) the Pledge Agreement shall be terminated and of no further force and effect; (iii) Borrower shall be deemed authorized to file of record, but at Borrower’s expense, UCC-3 financing statement amendments to terminate all UCC-1 financing statements filed by the Administrative Agent in connection with the Credit Agreement showing Borrower or any other Loan Party as debtor and Administrative Agent as secured party of record; and (iv) Administrative Agent shall deliver to Borrower all certificates in its possession representing any shares of Equity Interests pledged pursuant to the Pledge Agreement.

Section 3.                                           Conditions Precedent.  The effectiveness of this Amendment, including without limitation, the release to be effected under the immediately preceding Section 2, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)                                 A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and all of the Lenders;

(b)                                 An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)                                  Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 4.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)                                 Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party;

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(ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

SELECT INCOME REIT

By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael W. Edwards
	Name:	Michael W. Edwards
	Title:	Senior Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Douglas E. Blackman
	Name:	Douglas E. Blackman
	Title:	Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

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THE HUNTINGTON NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Michael L. Kauffman
	Name:	Michael L. Kauffman
	Title:	Senior Vice President

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RBS CITIZENS, N.A., as a Lender

By:	/s/ Lisa M. Greeley
	Name:	Lisa M. Greeley
	Title:	Senior Vice President

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SOVEREIGN BANK NA, as a Lender

By:	/s/ John Everly
	Name:	John Everly
	Title:	Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

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UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:		Mary E. Evans
Title:		Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

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FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Dawn Hofmann
	Name:	Dawn Hofmann
	Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Heller
	Name:	David Heller
	Title:	V.P.

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CENTRAL PACIFIC BANK, as a Lender

By:	/s/ Garrett Grace
	Name:	Garrett Grace
	Title:	Senior Vice President

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CHANG HWA COMMERCIAL BANK, LTD.,
New York Branch, as a Lender

By:	/s/ Eric Y.S. Tsai
	Name:	Eric Y.S. Tsai
	Title:	V.P. & General Manager

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REGIONS BANK, as a Lender

By:	/s/ Michael R. Mellott
	Name:	Michael R. Mellott
	Title:	Director

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of July 12, 2012 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Select Income REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of March 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of March 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

[GUARANTORS]

By:
Name:
Title: